SECURITIES AND EXCHANGE COMMISSION

                        Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 24, 1996
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                     WASHINGTON TRUST BANCORP, INC.
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         (Exact name of registrant as specified in its charter)



       RHODE ISLAND                 0-13091              05-0404671
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(State or other jurisdiction of    (Commission      (I.R.S. Employer
 incorporation or organization)    File Number)    identification No.)



23 BROAD STREET, WESTERLY, RHODE ISLAND                     02891
- ---------------------------------------               ----------------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:   (401) 348-1200
                                                      ----------------


                                  N/A
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Former name, former address and former fiscal year, if changed since last report









                           Page 1 of 3 Pages
WASHINGTON TRUST BANCORP, INC.
FORM 8-K



Item 5.  Other Events
         ------------
         On June 24, 1996, the Registrant announced that its Board of Directors approved a program to repurchase up to 58,000 shares of its common stock, or approximately 2% of its outstanding shares, from time to time in the open market or in private transactions, based upon market conditions.

         For further information, reference is made to the Registrant's press release dated June 24, 1996 attached hereto as Exhibit 99, and which is incorporated herein by reference.


Item 7.  Financial Statements and Other Exhibits
         ---------------------------------------

         Exhibit No.     Description                            Page
         -----------     -----------                            ----
         Exhibit 99      Washington Trust Bancorp, Inc.           3
                         Press Release Dated June 24, 1996



                              SIGNATURES
                              ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WASHINGTON TRUST BANCORP, INC.
                                       -----------------------------
                                       (Registrant)

June 24, 1996                    By:   David V. Devault
                                       -----------------------------
                                       David V. Devault
                                       Vice President and
                                       Chief Financial Officer
                                       (principal financial officer)







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